UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2021

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor		02109
Boston,	MA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

The sole purpose of this Form 8-K/A is to amend the Form 8-K, filed by Pieris Pharmaceuticals, Inc. with the Securities and Exchange Commission on November 18, 2021, to add Inline eXtensible Business Reporting Language ("XBRL") tagging to the cover page and to furnish Exhibit 104 relating to the same. No other changes have been made.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the November 2021 Investor Presentation of Pieris Pharmaceuticals, Inc.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1    Investor Presentation, Dated November 2021.*
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: January 14, 2022	/s/ Tom Bures
Tom Bures
Chief Financial Officer